UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 4, 2015

QUINTILES TRANSNATIONAL HOLDINGS INC.

(Exact name of registrant as specified in its charter)

North Carolina	001-35907	27-1341991
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4820 Emperor Blvd. Durham, North Carolina	27703
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (919) 998-2000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers Compensatory Arrangements of Certain Officers.

On March 4, 2015, the Compensation and Talent Development Committee (the “Compensation Committee”) of the Board of Directors of Quintiles Transnational Holdings Inc. (the “Company”) approved an equity grant of non-qualified stock options (“Options”) and performance units (“PUs”) to the CEO and certain other executives. Based on its review of the Company’s financial performance and other relevant factors, the Compensation Committee determined to grant Options and PUs to the following executive officers: Thomas H. Pike (82,500 Options, 9,626 PUs); Kevin K. Gordon (66,000 Options, 7,701 PUs); and James H. Erlinger III (26,400 Options, 3,080 PUs).

Provided that the executive officers continue to render services to the Company through the applicable vesting date, the Options awarded to Messrs. Gordon and Erlinger will vest in four equal annual installments beginning on the first anniversary of the grant date, and the Options awarded to Mr. Pike will vest in their entirety on March 4, 2019, the fourth anniversary of the date of the grant.

The PUs have a three year cumulative performance period beginning January 1, 2015 and ending December 31, 2017 (the “Performance Period”), and will vest, if at all, based on the degree to which the Company achieves certain cumulative total adjusted earnings per share (as defined in the award agreements) goals during this performance period, up to 200% of the number of PUs awarded. Any vesting of the PUs will occur on the later of the last day of the Performance Period and the date the Compensation Committee makes its determination regarding the degree to which the performance goals have been met.

The form of award agreement awarding PUs (the “PU Award Agreement”) and the form of award agreement awarding non-qualified stock options (the “Option Award Agreement”) were filed as Exhibit 10.35 to the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”) on February 12, 2015 and Exhibit 10.23 to the Company’s Registration Statement on Form S-1/A filed with the SEC on April 19, 2013, respectively, and each is incorporated herein by reference. The foregoing description of the awards is qualified in its entirety by reference to the complete terms and conditions of the PU Award Agreement and the Option Award Agreement, as well as the terms and conditions of the Plan, which was attached as Exhibit 10.22 the Company’s Registration Statement on Form S-1/A filed with the SEC on April 19, 2013, and is incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 6, 2014	QUINTILES TRANSNATIONAL HOLDINGS INC.

	By:	/s/ Kevin K. Gordon
Kevin K. Gordon
Executive Vice President, Chief Financial Officer